                                                                      Exh. 10.37

                                                               EXECUTION VERSION

                      FIRST SUPPLEMENT TO CONSENT, WAIVER,
                             COLLATERAL RELEASE AND
                           AMENDMENT AGREEMENT NO. 5A

     This First Supplement to Consent, Waiver, Collateral Release and Amendment Agreement No. 5A, dated as of September 5, 2003 (this "Supplement"), is among the Persons that have executed this Supplement (the "Parties"), and supplements that certain Consent, Waiver, Collateral Release and Amendment Agreement No. 5A, dated as of September 3, 2003 (the "Agreement") among the Parties. Capitalized terms used, but not defined, in this Supplement are used as defined in the Agreement.

                                    RECITALS

     A. In connection with the Lessee's sale of the Sale Assets to GFS and certain of its subsidiaries, Section 11.2(d) of the Lease requires the Lessee to deposit with the Owner Trustee the greater of (i) the net cash proceeds from the sale of the Florida Properties, which would equal approximately $13 million, or
(ii) the portion of the Termination Value attributable to the Florida Properties, plus the Prepayment Fee attributable to the Florida Properties, which would equal approximately $16-17 million.

     B. The Lessee has requested that the Lenders and the Holder grant a waiver allowing the Lessee to deposit the gross sale proceeds, which equal $14,340,000, in lieu of the amount described in clause (ii) of Recital A, and the Majority Secured Parties desire to grant such a waiver, subject to the terms and conditions of this Supplement.

     NOW, THEREFORE, for good and valuable consideration received, the Parties agree as follows.

     1. Waivers. The Majority Secured Parties waive, in connection with the sale of the Florida Properties only, the requirement in Section 11.2(d) of the Lease that the Lessee deposit with the Owner Trustee the greater of (i) the net cash proceeds from the transfer of the Florida Properties or (ii) the portion of the Termination Value attributable to the Property, plus the Prepayment Fee attributable to the Florida Properties and allow the Lessee instead to deposit with the Owner Trustee $14,340,000, which is the gross purchase price Lessee will receive from the sale of the Florida Properties;

     2. Lessee's Agreements and Acknowledgments. Lessee acknowledges and agrees to all matters approved or waived by the Majority Secured Parties in Section 1 of this Supplement and further acknowledges that the foregoing consents and waivers do not constitute a waiver of the Prepayment Fee that may be due if the Florida Properties are not replaced within the time period specified in the Agreement and that the amount to be deposited with the Trustee under this Supplement does not include any fees payable to the Secured Parties under the Agreement or this Supplement.

     3. Conditions Precedent. The effectiveness of this Supplement is subject to the satisfaction of each of the following conditions precedent.

          (a) Certain Documents. The Agent shall have received all of the following, in form and substance satisfactory to the Agent:

               (i) Consent of Required Secured Parties. The Majority Secured Parties shall have executed and delivered this Supplement; and

               (ii) Additional Information. Such additional documents, instruments and information as the Agent may reasonably request to effect the transactions contemplated hereby.

          (b) Fees. In consideration of the waiver granted under this Supplement, (i) each A-2 Lender and each B Lender who executes and delivers this Agreement by 5:00 p.m. (EDT) on September [8], 2003 shall have received an amendment fee of 0.05% of its Commitment, and (ii) the Holder shall have received an amendment fee of 0.05% of its Holder Commitment if it executes and delivers this Agreement by the same time.

          (c) Representations and Warranties. The representations and warranties contained in this Supplement and in the Lease shall be true and correct as of, and as if made on, the date hereof (except for those that by their terms specifically refer to an earlier date, in which case such representations and warranties shall be true and correct as of the earlier date).

          (d) Corporate Proceedings Satisfactory. All corporate proceedings taken in connection with the transactions contemplated by this Supplement and all other agreements, documents and instruments executed or delivered pursuant to it, and all legal matters incident thereto, shall be satisfactory to the Agent.

          (e) No Lease Default or Lease Event of Default. No Lease Default or Lease Event of Default shall have occurred and be continuing after giving effect to this Supplement.

     4. Representations and Warranties. Each Credit Party represents and warrants to the Agent and the Secured Parties that, as of the date of and after giving effect to this Agreement, (a) the execution, delivery and performance of this Supplement and all other documents executed or delivered in connection herewith have been authorized by all requisite corporate action on the part of each Credit Party and will not violate any Credit Party's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Lease and in any other Operative Agreement are true and correct as if made again on and as of such date (except those, if any, that by their terms specifically relate only to an earlier date, in which case such representations and warranties are true and correct as of the earlier date), (c) no Lease Default or Lease Event of Default has occurred and is continuing, and (d) the Lease (as amended by the Agreement and this Supplement) and all other Operative Agreements are and remain legal, valid, binding and enforceable obligations in accordance with their terms.

     5. Survival of Representations and Warranties. All representations and warranties made by any Credit Party in this Supplement or any other Operative Agreement shall survive the execution and delivery of this Supplement and the other Operative Agreements, and no investigation by the Agent or the Secured Parties, or any closing, shall affect the representations and warranties or the right of the Agent and the Secured Parties to rely upon them.

     6. Costs and Expenses. The Lessee shall pay on demand all reasonable costs and expenses of the Agent (including the reasonable fees, costs and expenses of counsel to the Agent) incurred in connection with the preparation, execution and delivery of this Supplement.

     7. Governing Law. THIS SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA, WITHOUT REGARD TO CONFLICT-OF-LAWS PRINCIPLES.

     8. Execution. This Supplement may be executed in any number of counterparts and by different Parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. A Party's delivery of an executed counterpart of this Supplement by telecopier shall be effective as delivery of a manually executed counterpart of this Supplement.

     9. Limited Effect. This Supplement relates only to the specific matters it covers, shall not be considered to be a waiver of any other rights any Secured Party may have under the Operative Agreements, and shall not be considered to create a course of dealing or to otherwise obligate any Secured Party to grant similar waivers or execute any amendments under the same or similar circumstances in the future.

     10. Ratification By Guarantors. Each Guarantor consents to this Supplement, and each Guarantor (other than Henry Lee Company) acknowledges that its guaranty remains in full force and effect without any modification.

     11. Certain Waivers. Each Credit Party agrees that none of the Financing Parties shall be liable under a claim of, and waives any claim against any Financing Party based upon, lender liability (including, but not limited to, liability for breach of the implied covenant of good faith and fair dealing, fraud, negligence, conversion, misrepresentation, duress, control and interference, infliction of emotional distress, defamation and breach of fiduciary duty) as a result of any discussions or actions taken or not taken by any Financing Party on or before the date hereof, the discussions conducted pursuant hereto, or any course of action taken by any Financing Party in response thereto or arising therefrom. This Section 14 shall survive the execution and delivery of this Agreement and the expiration or termination of the Lease.

                            [Signature Pages Follow]

LESSOR:
Wells Fargo Bank Northwest, National Association, as Owner Trustee under S&F Trust 1998-1


By: /s/ Val T. Orton
    ----------------------------------
Name: Val T. Orton
Title: Vice President


LESSEE:
Smart & Final Inc.


By: /s/ Richard N. Phegley               By:
    ----------------------------------       -----------------------------------
Name: Richard N. Phegley                 Name:
Title: Senior Vice President &                 ---------------------------------
       Chief Financial Officer           Title:
                                                --------------------------------

     [First Supplement to Consent, Waiver, Collateral Release and Amendment
                               Agreement No. 5A]

A-2 LENDER, B LENDER AND AGENT:
Fleet Capital Corporation


By: /s/ Renay McLeish
    ----------------------------------
Name: Renay McLeish
Title: Vice President


A-2 LENDER:
GMAC Commercial Finance, LLC,
successor by merger to GMAC Business Credit, LLC


By: /s/ David W. Berry
    ----------------------------------
Name: David W. Berry
Title: Vice President


A-2 LENDER:
Cooperative Centrale Raiffeisen-Boerenleenbank B.A.
"Rabobank Nederland," New York Branch


By: /s/ Bradford F. Scott                By: /s/ Edward J. Peyser
    ----------------------------------       -----------------------------------
Name: Bradford F. Scott                  Name: Edward J. Peyser
Title: Executive Director                Title: Managing Director


A-2 LENDER:
Natexis Banques Populaires


By: /s/ Pieter J. van Tulder             By: /s/ Nicolas Regent
    ----------------------------------       -----------------------------------
Name: Pieter J. van Tulder               Name: Nicolas Regent
Title: Vice President And Manager        Title: Vice President Multinational
       Multinational Group


A-2 LENDER:
BNP Paribas


By: /s/ Sean T. Conlon                   By: /s/ Mitchell M. Ozawa
    ----------------------------------       -----------------------------------
Name: Sean T. Conlon                     Name: Mitchell M. Ozawa
Title: Managing Director                 Title: Managing Director

     [First Supplement to Consent, Waiver, Collateral Release and Amendment
                                Agreement No. 5A]

B LENDER:
Transamerica Equipment Financial Services Corporation


By: /s/ James R. Bates
    ----------------------------------
Name: James R. Bates
Title: Vice President

     [First Supplement to Consent, Waiver, Collateral Release and Amendment
                               Agreement No. 5A]

HOLDER:
Casino USA, Inc.


By: /s/ Etienne Snollaerts
    ----------------------------------
Name: Etienne Snollaerts
Title: Director

     [First Supplement to Consent, Waiver, Collateral Release and Amendment
                                Agreement No. 5A]

GUARANTOR:
American Foodservice Distributors


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Stores Corporation


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Smart & Final Oregon, Inc.


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Port Stockton Food Distributors, Inc.


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President - Finance


GUARANTOR:
Henry Lee Company


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President - Finance

     [First Supplement to Consent, Waiver, Collateral Release and Amendment
                                Agreement No. 5A]

GUARANTOR:
Amerifoods Trading Company


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Casino Frozen Foods, Inc.


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
FoodServiceSpecialists.Com, Inc.


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
Okun Produce International, Inc.


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer


GUARANTOR:
HL Holding Corporation


By: /s/ Richard N. Phegley
    ----------------------------------
Name: Richard N. Phegley
Title: Senior Vice President &
       Chief Financial Officer

     [First Supplement to Consent, Waiver, Collateral Release and Amendment
                                Agreement No. 5A]